UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 16, 2020
Date of Report (Date of earliest event reported)

PICO HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other Jurisdiction of Incorporation or Organization)	33-36383 (Commission File Number)	94-2723335 (IRS Employer Identification No.)

3480 GS Richards Blvd, Suite 101, Carson City, NV 89703

(Address of principal executive offices) (Zip code)

Registrant’s Telephone Number, Including Area Code:  (775) 885-5000

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par Value $0.001	PICO	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On July 14, 2020, PICO Holdings, Inc. (the “Company”) notified the NASDAQ Stock Market LLC (“NASDAQ”) of the Company’s intention to file with the Securities and Exchange Commission (“SEC”) a Form 25 to delist the Company’s Series A Junior Participating Preferred Stock Purchase Rights (the “Rights”).

Reference is made to that certain Section 382 Rights Agreement between the Company and Computershare Trust Company, N.A. dated July 24, 2017 (the “Rights Agreement”). The Rights Agreement will expire at 5:00 P.M. New York City time on July 24, 2020. Pursuant to the Rights Agreement, the Company issued one Right for each share of the Company’s issued and outstanding Common Stock. The Rights have not become exercisable since the Rights dividend was declared.

The foregoing description of the Rights Agreement does not purport to be complete in all respects and is qualified in its entirety by reference to the full text of the Rights Agreement, which was attached as Exhibit 4.1 to the Company’s Current Report on From 8-K filed with the SEC on July 24, 2017 and is incorporated into this report by reference.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
3.1
Certificate of Designation of Series A Junior Participating Preferred Stock of PICO Holdings, Inc. filed with the Secretary of the State of Delaware on July 24, 2017 Incorporated by reference to the Registration Statement on Form 8-A filed with the SEC on July 24, 2017.[1]

4.1	Section 382 Rights Agreement dated July 24, 2017, by and between PICO Holdings, Inc. and Computershare Trust Company, N.A.[2]
99.1	Press Release of PICO Holdings, Inc. dated July 16, 2020 (Delisting of Expiring Rights).

1Incorporated by reference to the Registration Statement on Form 8-A filed with the SEC on July 24, 2017.
2Incorporated by reference to the Current Report on Form 8-K filed with the SEC on July 24, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2020

PICO HOLDINGS, INC.

By: /s/ Maxim C.W. Webb

Maxim C.W. Webb
Executive Chairman, CFO

2